                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

     Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       AMERICAN TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         AMERICAN TECHNOLOGY CORPORATION
                                12725 Stowe Drive
                             Poway, California 92064
                                 (619) 679-2114

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            to be held March 24, 1997

         Notice is hereby given that the Annual Meeting of Shareholders of AMERICAN TECHNOLOGY CORPORATION (the "Company") will be held on March 24, 1997 at 2:00 o'clock p.m. (Pacific Time) at the California Center for the Arts, Center Theater, 340 North Escondido Boulevard, Escondido, California, for the following purposes:

                  1. To consider and vote upon a proposal to ratify management's selection of BDO Seidman, LLP as the Company's independent auditors.

                  2. To amend the certificate of incorporation to authorize 5,000,000 shares of preferred stock.

                  3.       To elect the board of directors.

                  4. To transact such other business as may properly come before the meeting.

         The Board of Directors unanimously recommends that shareholders vote FOR the approval of the foregoing proposals. Only holders of record of the Company's common stock at the close of business on February 18, 1997 (Record
Date) are entitled to receive notice of and to vote at the Annual Meeting. The stock transfer books of the Company will not be closed.

         Shareholders are urged to attend the meeting in person. However, if you are unable to attend and wish that your shares be voted, you are requested to mark, sign, date and return the accompanying form of Proxy to the Company at the address listed above.

                                             By Order of the Board of Directors

                                             /s/ Robert Putnam

                                             Robert Putnam
                                             President

February 20, 1997

                         AMERICAN TECHNOLOGY CORPORATION
                                12725 Stowe Drive
                             Poway, California 92064
                                  619-679-2114

                                 PROXY STATEMENT

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of AMERICAN TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), for use in connection with an Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held on March 24, 1997 at the California Center for the Arts, Center Theater, 340 North Escondido Boulevard, Escondido, California, at 2:00 o'clock p.m. (Pacific Time), and any and all postponements and adjournments thereof.

         The Board of Directors has fixed the close of business on February 18, 1997 (the "Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 9,016,259 shares of common stock, $.00001 par value per share ("Common Stock" or "Common Shares") outstanding and entitled to vote. A majority in interest of the common shareholders on the Record Date must be present, in person or by proxy, at the Annual Meeting in order to constitute a quorum. Each share of Common Stock will carry one vote on the proposals described below, as well as on any other matters which may properly come before the Annual Meeting. The affirmative vote of a majority of the votes cast by the holders of Common Shares at the Annual Meeting is necessary to approve the proposals included in this Proxy Statement. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining whether a proposal has been approved or ratified.

         All valid proxies received in time for the Annual Meeting will be voted as specified thereon. Unless otherwise indicated, the shares represented by properly executed proxies will be voted FOR the proposals described below. Shareholders who execute proxies may revoke them at any time before they are exercisable by delivering a written notice of revocation to Mr. Richard M. Wagner, Secretary of the Company, at the above address, or by submitting a duly executed proxy bearing a later date, or by attending the Annual Meeting and orally withdrawing the proxy. Attendance at the Annual Meeting will not in itself revoke a proxy. It is anticipated that this Proxy Statement and form of proxy will be mailed to shareholders on or about February 20, 1997. The Company's telephone number is (619) 679-2114.

                              AVAILABLE INFORMATION

         The Company is subject to the informational and reporting requirements of Section 13 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and in accordance with those requirements files reports and other information with the Securities and Exchange Commission ("SEC"). Such reports and other information filed with the SEC are available for inspection and copying at the Public Reference Branch of the SEC, located at Room 1024, 450 Fifth Street N.W., Washington, DC 20549, at prescribed rates.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of the Record Date, the stock ownership of each executive officer and director of the Company, each director nominee, of all officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any option, warrant or other right to acquire additional securities of the Company, except as otherwise noted.

                                                                                 Amount & Nature
 Class of                  Name and Address of                                    of Beneficial                          Percent
 Security                   Beneficial Owner                                      Ownership                          of Stock Owned
 --------                   ----------------                                      ---------                          --------------
Common Stock,              Elwood G. Norris                                        3,281,475 (1)                           33.7%
par value                  12725 Stowe Drive
$.00001                    Poway, CA  92064

SAME                       Robert Putnam                                             620,000 (2)                            6.7%
                           12725 Stowe Drive
                           Poway, CA  92064

SAME                       Richard M. Wagner                                          40,000 (3)                            0.4%
                           12725 Stowe Drive
                           Poway, CA  92064

SAME                       Joel A. Barker                                               None                                  -
                           12725 Stowe Drive
                           Poway, CA 92064


All Directors and Executive Officers
as a group (3 persons)                                                            3,941,475 (4)                            39.5%

 (1) Includes 630,000 Common Shares issuable upon the exercise of outstanding stock options and 100,000 Common Shares issuable upon the exercise of outstanding stock purchase warrants.

 (2) Includes 200,000 Common Shares issuable upon the exercise of outstanding stock options.

 (3) Includes 23,000 Common Shares issuable upon the exercise of outstanding stock options.

 (4) Includes 853,000 Common Shares issuable upon the exercise of outstanding stock options and 100,000 Common Shares issuable upon the exercise of outstanding stock purchase warrants. For purposes of this computation the number of outstanding shares is increased to include the 953,000 shares issuable upon the exercise of stock options and warrants.

CHANGES IN CONTROL

         No arrangements are known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company.

                            DESCRIPTION OF SECURITIES

COMMON STOCK

         The authorized capital stock of the Company consists of 20,000,000 shares of common stock, $.00001 par value per share. There are no preferred shares authorized. As of the Record Date, a total of 9,016,259 Common Shares were outstanding. The holders of Common Stock are entitled to one vote for each share held. The affirmative vote of a majority of votes cast at a meeting which commences with a lawful quorum is sufficient for approval of most matters upon which shareholders may or must vote, including the questions presented for approval or ratification at the Annual Meeting. However, removal of a director from office or repeal of the certificate of incorporation in its entirety require the affirmative vote of a majority of the total voting power for approval, and certain other matters (such as shareholder amendment of the bylaws, and amendment, repeal or adoption of any provision inconsistent with provisions in the certificate of incorporation regarding indemnification of directors, officers and others, exclusion of director liability, and the Company's election not to be governed by statutory provisions concerning business combinations with interested shareholders) require the affirmative vote of two-thirds of the total voting power for approval. Common Shares do not carry cumulative voting rights, and holders of more than 50% of the Common Stock have the power to elect all directors and, as a practical matter, to control the Company. Holders of Common Stock are not entitled to preemptive rights, and the Common Stock is not subject to redemption.

         A special meeting of shareholders may be called by or at the request of the Chairman of the Board, the President or a majority of the Board of Directors or the Executive Committee, and at the request of persons owning in the aggregate not less than 10% of the issued and outstanding Common Shares entitled to vote in elections for directors. Holders of Common Stock are entitled to receive, pro rata, dividends when and as declared by the Board of Directors out of funds legally available therefor. Upon liquidation, dissolution or winding-up of the Company, holders of Common Stock are entitled to share ratably in the Company's assets legally available for distribution to its shareholders.

TRANSFER AGENT AND REGISTRAR

         Interwest Transfer Company, Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, acts as transfer agent and registrar for the Common Stock of the Company. Their telephone number is (801) 272-9294.

DIVIDEND POLICY

         The Company has not paid any cash dividends to date, and no cash dividends will be declared or paid on the Common Shares in the foreseeable future. Payment of dividends is solely at the discretion of the Company's board of directors.

                            MATTERS TO BE ACTED UPON

PROPOSAL NUMBER 1: APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS AND ACCOUNTANTS.

         The firm of BDO Seidman, LLP, certified public accountants, served as the Company's independent auditors and accountants for the fiscal years ended September 30, 1995 and 1996, and has been appointed by the Board of Directors as the Company's independent auditors and accountants for the fiscal year ending September 30, 1997. During the period that BDO Seidman, LLP has served as the Company's auditors, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of such firm, would have caused it to make a reference to the subject matter of the disagreements in connection with its report. A representative of BDO Seidman, LLP is not expected to be present at the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL. The affirmative vote of a majority of the votes cast will be required to approve this proposal.

PROPOSAL NUMBER 2:  TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK.

         The Company's certificate of incorporation, as amended to date, does not authorize the issuance of shares of preferred stock. The Board of Directors has approved an amendment to the certificate of incorporation which would authorize the Company to issue a maximum of 5,000,000 shares of preferred stock, $.00001 par value per share.

         Pursuant to the proposed amendment, the Board of Directors of the Company would have the power, without further action by the stockholders, to divide any and all shares of the Preferred Stock into series and to fix and determine the relative rights and preferences of the Preferred Stock, such as the designation of series and the number of shares constituting such series, dividend rights, redemption and sinking fund provisions, liquidation and dissolution preferences, conversion or exchange rights and voting rights, if any.

         With respect to voting rights, if the Preferred Stock were permitted to vote in the election of directors or on other matters, each such share would be entitled to one vote, and such shares may vote with the shares of common stock or may vote as a separate class. Issuances of Preferred Stock by the

Board of Directors could result in such shares having dividend and/or liquidation preferences senior to the rights of the holders of common stock and could dilute the voting rights of the holders of common stock.

         The purpose for the authorization of the Preferred Stock is to allow the Board of Directors the flexibility to tailor classes of equity securities to particular transactions or needs as they may arise, without returning to the stockholders for authorization in each such instance. Obtaining shareholder approval for any matter is cumbersome, time-consuming (at least 60 days) and quite expensive. Preferred Stock is often useful in acquisitions, business combinations and financings. Neither management nor the Board of Directors has any plan or intention to use the Preferred Stock as a defense tool in any takeover of the Company should a takeover be threatened.

         The Company has no current plans, arrangements or understanding with regards to the issuance of the preferred shares being authorized.

PROPOSAL NUMBER 3:  ELECTION OF DIRECTORS.

         The Company's bylaws provide for a board of three to seven directors as the Board determines, and the Board of Directors has fixed the number of members of the board at four. All directors are elected for one-year terms at the annual meeting of shareholders. Directors are elected by plurality vote, meaning that (should more than one nominee vie for the same seat on the Board) the nominee who receives the most votes will be elected for the term nominated, even if he receives less than a majority of the votes cast.

         Robert Putnam, Elwood G. Norris and Richard M. Wagner were elected to the Board at the 1994 annual meeting of shareholders. Messrs. Putnam, Norris, Wagner, and Barker have all been nominated by the Board of Directors to stand for election to the Board. If elected, they will each serve a one-year term or until their respective successors have been elected and qualified.

         UNLESS OTHERWISE SPECIFIED, ALL PROXIES RECEIVED WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. IF ANY NOMINEE SHOULD NOT STAND FOR ELECTION FOR ANY REASON, YOUR PROXY WILL BE VOTED FOR ANY PERSON OR PERSONS DESIGNATED BY THE BOARD OF DIRECTORS TO REPLACE SUCH NOMINEE. The Board has no reason to expect that any of the nominees will not stand for election or decline to serve if elected. There is no arrangement between any of the directors, the nominees or executive officers and any other person or persons, pursuant to which he was or is to be selected as a director, nominee or executive officer. There is no blood relationship between or among the nominees, directors or executive officers of the Company.

         The following table sets forth information, including the principal occupation and business experience, concerning the nominees for the Board of Directors (and the executive officers) of the Company:

                           POSITIONS WITH THE COMPANY, PRINCIPAL OCCUPATIONS                     HAS BEEN A
NAME                AGE              AND OTHER DIRECTORSHIPS                                    DIRECTOR SINCE


Robert Putnam        38    DIRECTOR, PRESIDENT, CHIEF EXECUTIVE OFFICER                             1984
                           Mr. Putnam has been a director of the Company since 1984
                           and also served as Secretary/Treasurer until February 1994 when he was appointed President and CEO. Since 1988 he
                           has also served as Secretary of Norris Communications Inc.
                           (NCI), a public company engaged in electronic product
                           development, distribution and sales. Since 1989 he has also served as Secretary/Treasurer and Director of Patriot
                           Scientific Corporation ("Patriot"). Patriot is a public company engaged in the development of microprocessor technology,
                           digital modem products and radar and antenna engineering.
                           He received a B.A. degree in Mass Communication/Advertising from Brigham Young University in 1983. Mr. Putnam devotes
                           approximately 70% of his time to the Company.

Richard M. Wagner  51      DIRECTOR, SECRETARY                                                    1986
                           Mr. Wagner has served as a director since 1986 and was
                           appointed Secretary in February 1994. Since 1980 he
                           has been a self-employed real estate broker and
                           agent. In 1986 he founded and has since operated The
                           Mortgage Company and Scripps Escrow Co. to provide
                           full-service real estate services. He received a
                           Masters of Science degree from San Diego State
                           University in 1974.

Elwood G. Norris       58  DIRECTOR                                                               1980
                           Director since August 1980, Mr. Norris served as
                           President from August 1980 to February 1994. He
                           currently manages the Company's research and
                           development activities. He has been a director of NCI
                           since 1988 and has served as its Chief Technology
                           Officer from October 1995 to January 1997 when he was
                           appointed interim Chief Executive Officer. From 1988
                           to October 1995 he served as NCI President. Since
                           August 1989, he has served as director of Patriot and
                           served as Chairman and Chief Executive Officer until
                           June 1994. From June 1995 until June 1996 when he was
                           reappointed Chairman, Mr. Norris served as temporary
                           President and Chief Executive Officer of Patriot,
                           upon the illness and subsequent death of its
                           Chairman, President and Chief Executive Officer. He
                           is an electronics engineer and an inventor with over
                           20 U.S. patents primarily in the fields of electrical
                           and acoustical engineering. He is the inventor of the
                           Company's ear-radio, HyperSonic Sound and other
                           technologies. Mr. Norris devotes only part-time
                           services to the Company approximating 20-30 hours per
                           week.

Joel A. Barker       52    DIRECTOR NOMINEE                                                       n/a
                           Since 1978 Mr. Barker has been President of Infinity Limited,
                           Inc. engaged as a futurist in speaking, consulting, publishing and video production popularizing the concept of paradigm
                           shifts, change and vision. He is the author of the two
                           successful books, Future Edge and Paradigms: The
                           Business of Discovering the Future.  He is the author and
                           host of five futurist videos and is a frequent speaker and consultant to major world corporations and government
                           agencies in North America, Europe and Asia. From 1975 to
                           1978 he was Director of the Futures Studies Department of
                           the Science Museum of Minnesota. Mr. Barker obtained a
                           B.S. in English Education from the University of Minnesota in
                           1966.


         No director, executive officer or nominee for the Board has been involved in any legal proceedings during the past five years which are material to an evaluation of his or her ability or integrity. There are no material proceedings adverse to the Company to which any director, executive officer, nominee for the Board or any affiliate of the Company, or any associate of such persons, or any shareholders, is a party or has any material interest adverse to the Company.

         The Company does not have any standing audit, nominating or compensation committees of the Board of Directors. During the fiscal year ended September 30, 1996, no formal meetings of the Board of Directors were held, however, the Board of Directors took action on nine occasions by means of written consent in lieu of a meeting after informal discussions, as permitted by law, each member of the Board participated in those discussions, and the written consents to action were unanimous. The Company currently does not provide the directors with any compensation for their services as directors.

         No director of the Company has resigned or declined to stand for re-election to the Board of Directors because of disagreement with the Company on any matters relating to the Company's operations, policies or practices, since the date of the last meeting of shareholders.

CONFLICTS OF INTEREST

         Certain conflicts of interest now exist and will continue to exist between the Company and its officers and directors due to the fact that they have other employment or business interests to which they devote some attention and they are expected to continue to do so. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company and its management or management-affiliated entities. There can be no assurance that members of management will resolve all conflicts of interest in the Company's favor. The officers and directors are accountable to the Company as fiduciaries, which means that they are legally obligated to exercise good faith and integrity in handling the Company's affairs. Failure by them to conduct the Company's business in its best interests may result in liability to them.

         It is conceivable that the respective areas of interest of the Company, Patriot and NCI could overlap or conflict. The Company believes that although each of the three corporations are involved in the electronics industry, the respective areas of focus, products and technology directions of the three companies are sufficiently distinct such that no conflict in business lines or executive loyalties will result. Because of this unlikelihood, no steps have been taken to resolve possible conflicts, and any such conflicts, should they arise, will be addressed at the appropriate time.

         Officer and director Robert Putnam also acts as secretary of NCI and Secretary and Treasurer of Patriot where he reports to the Board of Directors of each, of which Mr. Norris is Chairman. The possibility exists that these other relationships could affect Mr. Putnam's independence as a director of the Company. The Company has not provided a method of resolving this conflict and probably will not do so, partly due to inevitable extra expense and delay any such measures would occasion. Mr. Norris and Mr. Putnam are obligated to perform their duties in good faith and to act in the best interest of the Company and its shareholders, and any failure on their part to do so may constitute a breach of their fiduciary duties and expose them to damages and other liability under applicable law. While the directors and officers are excluded from liability for certain actions, their is no assurance that Mr. Norris or Mr. Putnam would be excluded from liability or indemnified if they breached their loyalty to the Company.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information regarding compensation paid to the Company's Chief Executive Officer during the last three fiscal years. The CEO's total annual salary and bonus did not exceed $100,000, nor did that of any other executive officer.

                           SUMMARY COMPENSATION TABLE

                                                                  Long-Term Compensation
                                                                  ----------------------

                                   Annual Compensation             Awards              Payouts
                                   -------------------             ------              -------

     (a)                    (b)     (c)      (d)      (e)       (f)         (g)       (h)            (i)
Name and                                                     Restricted    No. of     ($)
 Principal                           ($)      ($)      ($)     Stock      Options     LTIP         All Other($)
  Position                 Year    Salary    Bonus    Other   Awards($)    & SARs     Payouts     Compensation
  --------                 ----    ------    -----    -----   ---------    ------     -------     ------------
Robert Putnam,             1996    $73,109   None     None    None           None      None            None
President and CEO          1995    $45,462   None     None    None           None      None            None
                           1994    $26,000   None     None    None           None      None            None



         Except for stock options, discussed below, no person received any form of non-cash compensation from the Company in the fiscal year ended September 30, 1996 or currently receives any such compensation. The Company does not provide health, medical, life or disability insurance benefits for any person.

         The Company has no employment contracts with any executive officer or other key person.

         Shown below is further information on grants of stock options pursuant to the Company's 1992 Stock Option Plans to the Named Officer reflected in the Table below.

          OPTION GRANTS TABLE FOR FISCAL YEAR ENDED SEPTEMBER 30, 1996

         (a)                   (b)                                    (c)                                (d)               (e)

                                                                 Percent of Total
                              Number of                        Options Granted                         Exercise          Expiration
         Name              Options Granted                    to Employees in Fiscal Year                Price              Date
         ----              ---------------                    ---------------------------                -----              ----
         Robert Putnam         200,000                                      30.6%                         $0.50           2/21/2001


There were no options exercised by Named Officers during the fiscal year ended September 30, 1996. The following table provides information on unexercised options at September 30, 1996:

                      OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

(a)                   (b)              (c)              (d)                                 (e)
                                                      Number of
                                                      Securities                        ($) Value of
                                                     Underlying                         Unexercised
                                                     Unexercised                        In-the-Money
                                                       Options                           Options
                  Number of                           at FY End                          at FY End
                  Shares Acquired      ($)           Exercisable/                       Exercisable/
   Name           on Exercise      Value Realized    Unexercisable                      Unexercisable
   ----           -----------      --------------    -------------                      -------------
Robert Putnam        None              None           350,000 (1)/None               $2,187,500 / $Nil


         (1) Based on a price per share of $6.75, being the average of the high bid and low asked prices at the close of business on the last trading day of the fiscal year ended September 30, 1996.

         The Company has no stock appreciation rights (SAR) plan in place and has not awarded SAR's to any person. The Company has no long-term incentive plans, as that term is defined in the rules and regulations of the Securities and Exchange Commission.

         During the fiscal year ended September 30, 1996, the Company did not amend or reprice the exercise price of any stock options granted to any executive officer.

COMPENSATION OF DIRECTORS

         The Company does not directly or indirectly compensate and has not compensated any person for serving as a director of the Company. The Company will, however, reimburse out-of-pocket expenses of directors incurred in attending directors' or committee meetings.

                              CERTAIN TRANSACTIONS

         There were no transactions, or series of transactions, for fiscal 1995 or 1996, nor are there any currently proposed transactions, or series of transactions, to which the Company is a party, in which the amount exceeds $60,000, and in which to the knowledge of the Company any director, executive officer, nominee, five percent or greater shareholder, or any member of the immediate family of any of the foregoing persons, have or will have any direct or indirect material interest other than as described below.

         The Company is obligated to pay to Elwood G. Norris, a director, a 1% royalty on all sales of radio equipment based on the gross amount received by the Company less returns and allowances pursuant to a September 3, 1985 royalty agreement. Pursuant to an Addendum Agreement dated December 2, 1996 the Company is also obligated to pay Mr. Norris a 2% royalty on gross revenues received by the Company from the Global Positioning System and HyperSonic Sound technologies.

         Pursuant to an agreement dated as at March 23, 1988 between the Company and NCI, the Company sold NCI all of the issued and outstanding shares in its wholly-owned subsidiary Norcom Communications Corporation (now Jabra Corporation) in consideration of receiving 700,000 common shares of NCI, subject to escrow and earn-out provisions which were subsequently fulfilled. At the time of the sale of Jabra to NCI, Jabra had a book value of $400. The Company still owns 225,300 of these common shares of NCI as of the date of this proxy statement. Jabra was subsequently sold by NCI.

         The Company and Mr. Norris are each entitled to 1% royalties on certain gross invoice amounts received by Jabra on devices using the EarPHONE technology. The Company received its royalty right under agreements dated January 25, 1988 and March 22, 1988 by which the Company transferred all right, title and interest in and to the EarPHONE to Jabra. The March 1988 and January 1988 agreements fail to address specifically the payment of royalties pertaining to licensing the EarPHONE technology, however the Company believes that the royalties will be due on all amounts received by Jabra on applicable technology whether from gross invoice amounts or royalties or other payments. By letter agreement dated January 14, 1993 it was clarified that the Company's 1% royalty would be due only on gross sales of Jabra products incorporating a wireless receiver sold until the expiration of the last patent relating to the EarPHONE technology. Jabra has not yet introduced a wireless product and therefore the Company has not received any royalties and there can be no assurance it will receive any royalties in the future.

         On June 4, 1996, the Company paid $50,788 to Elwood G. Norris reducing the principal balance of a 1991 note due and payable on October 1, 1996 to $100,000. In connection with the placement of $220,000 of convertible notes to other unrelated investors, the balance of the note to Mr. Norris was converted into a new note on terms comparable to the unrelated investors. Accordingly the Company executed a new unsecured 8% Convertible Subordinated Promissory Note due May 31, 1999 payable to Mr. Norris for $100,000. Pursuant to the conversion terms of the note, Mr. Norris converted the principal amount of the note into 100,000 shares of the Company's common stock at the conversion price of $1.00 per share on September 27, 1996. On the same terms as the other investors, Mr. Norris was also granted warrants to purchase up to 100,000 of the Company's common shares until May 31, 1998 at an exercise price of $1.00 per share.

         During the fiscal year ended September 30, 1996, the Company paid $39,086 to NCI for rent of its operating facility under the present and a prior arrangement. The Company also paid NCI for contract manufacturing services on ear-radio production totaling $37,300 and $11,885 for other services during fiscal 1996. The Company believes these services were performed on terms comparable to those from independent parties.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). Based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 1996, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC, except as follows:

         - Mr. David G. Norris, a former director who resigned on September 9, 1996, filed his final Form 4 after the due date for such form.

                         FINANCIAL AND OTHER INFORMATION

         The Company's Annual Report on Form 10-KSB for the year ended September 30, 1996, including the annual statements, as filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, constitutes the annual report to shareholders and is being mailed with this Proxy Statement. Also accompanying this Proxy Statement is the Company's quarterly report on Form 10-QSB for the first fiscal quarter ended December 31, 1996.

         UPON REQUEST AND PAYMENT OF A REASONABLE FEE TO COVER THE COMPANY'S EXPENSES, THE COMPANY WILL FURNISH ANY PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF THE RECORD DATE, A COPY OF ANY EXHIBIT TO THE FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996. ANY SUCH WRITTEN REQUEST MAY BE ADDRESSED TO ROBERT PUTNAM, PRESIDENT, AMERICAN TECHNOLOGY CORPORATION, 12725 STOWE DRIVE, POWAY, CALIFORNIA 92064. THE WRITTEN REQUEST MUST CONTAIN A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY.

         The Common Shares of the Company are quoted on the OTC Electronic Bulletin Board under symbol "ATCO" and traded in the over-the-counter market.

                              SHAREHOLDER PROPOSALS

         Any shareholder intending to present a proposal before the 1997 Annual Meeting of Shareholders should submit the proposal in writing to the Secretary of the Company at 12725 Stowe Drive, Poway, California 92064. The written proposal must be received by the Secretary on or before November 30, 1997 in order to be considered for inclusion in the proxy statement for that meeting.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any matters other than those referred to herein should properly come before the Annual Meeting, it is the intention of the proxy holders to vote such proxy in accordance with his or her best judgment.

        SOLICITATION OF PROXIES, SHAREHOLDER PROPOSALS AND OTHER MATTERS

         The Company will bear the costs of the solicitation of proxies from its shareholders. In addition, to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expense in connection with such efforts. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse such persons for reasonable expenses incurred in forwarding such proxy material.

         The directors and executive officers of the Company, together with their respective affiliates, beneficially own approximately 33.1% of the Company's outstanding common stock at the record date, and they have indicated that they intend to vote their shares in favor of all proposals set forth in this Proxy Statement.

                                            By Order of the Board of Directors

                                            /s/ Robert Putnam

                                            Robert Putnam
February 20, 1997                           President, CEO and Director

PROXY                                                                      PROXY
                         AMERICAN TECHNOLOGY CORPORATION

        THIS PROXY RELATES TO AN ANNUAL MEETING OF THE SHAREHOLDERS TO BE
                               HELD MARCH 24, 1997

         The undersigned hereby appoints ROBERT PUTNAM and RICHARD M. WAGNER or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of AMERICAN TECHNOLOGY CORPORATION ("Company") to be held at 2:00 o'clock p.m. (Pacific Time) at the California Center for the Arts, Center Theater, 340 North Escondido Boulevard, Escondido, California, on March 24, 1997, and any postponements and adjournments thereof, as follows:

  1.   PROPOSAL TO RATIFY BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS.

  __   FOR              __    AGAINST        __    ABSTAIN

  2.   PROPOSAL TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK.

  __   FOR              __    AGAINST        __    ABSTAIN

  3.   ELECTION OF DIRECTORS.

  __   FOR all nominees listed below                WITHHOLD AUTHORITY
      (except as marked to                      (to vote for the nominees
      the contrary below)                             listed below)

  (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the line)

________________________________________________________________________________
       Robert Putnam, Richard M. Wagner, Elwood G. Norris, Joel A. Barker

         THIS PROXY HAS NOT BEEN SOLICITED BY OR FOR THE BENEFIT OF THE BOARD OF DIRECTORS OF THE COMPANY. I UNDERSTAND THAT I MAY REVOKE THIS PROXY ONLY BY WRITTEN INSTRUCTIONS TO THAT EFFECT, SIGNED AND DATED BY ME, WHICH MUST BE ACTUALLY RECEIVED BY THE COMPANY PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING.

DATED:__________ , 1997                     Signature(s) X______________________

                                            Print Name    ______________________

(Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSALS NOTED ABOVE AND, AS TO ANY OTHER BUSINESS CONSIDERED AT THE ANNUAL MEETING, IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PROXIES.

                         Mail or Deliver this Proxy to:
                         AMERICAN TECHNOLOGY CORPORATION
                                12725 Stowe Drive
                             Poway, California 92064
                                 (619) 679-2114